SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2004

ADVANT-E CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30983	88-0339012
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2680 Indian Ripple Rd., Dayton, OH	45440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 937-429-4288

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 16, 2004 Advant-e Corporation issued a press release announcing that it had reached a major milestone by processing over $8 billion worth of purchase orders via Web EDI Solutions. The text of the press release is attached as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	EXHIBITS.

Exhibit Number	Description	Method of Filing
99.1	Company Press Release	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advant-e Corporation
(Registrant)

April 19, 2004	By:	/s/ Jason K. Wadzinski
Jason K. Wadzinski
Chief Executive Officer